EXHIBIT 10.16


                                                                  EXECUTION COPY




                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT


                  This FIRST AMENDMENT (this "AMENDMENT"), dated as of April 28, 2004 to that certain ASSET PURCHASE AGREEMENT (the "AGREEMENT"), dated as of April 13, 2004, by and among Footstar, Inc., a Delaware corporation ("PARENT"), its Subsidiaries set forth on the signature page hereto (each an "ATHLETIC COMPANY," collectively, "ATHLETIC COMPANIES" and Athletic Companies together with Parent, "SELLERS"), FL Specialty Operations LLC, a New York limited liability company, FL Retail Operations LLC, a New York limited liability company, Foot Locker Stores, Inc., a Delaware corporation, and Foot Locker Retail, Inc., a New York corporation (collectively, "PURCHASER"), and Foot Locker, Inc., a New York corporation ("FOOT LOCKER"), solely for purposes of SECTIONS 6.6, 6.8, 6.9, and 13.10 of the Agreement.

                              W I T N E S S E T H :

                  WHEREAS, the parties hereto wish to amend the terms of the Agreement, as set forth herein;

                  WHEREAS, at a hearing before the Bankruptcy Court on April 21, 2004, the Bankruptcy Court approved the Agreement, including certain of the modifications contained herein;

                  WHEREAS, on April 26, 2004, the Bankruptcy Court entered (i) an order (the "SALE ORDER") authorizing and approving, among other things, Sellers' entry into the Agreement and the sale of the Purchased Assets free and clear of Adverse Interests (as defined in the Sale Order), and (ii) an order (the "ASSUMPTION AND ASSIGNMENT ORDER") authorizing and approving, among other things, the assumption by Sellers and the assignment to Purchaser of the Assumed Contracts and Leases (as defined in the Assumption and Assignment Order); and

                  WHEREAS, all capitalized terms not otherwise defined herein shall have such meaning as ascribed to them in the Agreement;

                  NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. AMENDMENT TO SECTION 3.1. Section 3.1 of the Agreement is hereby deleted in its entirety and the following is hereby substituted in place thereof:

                  "The aggregate consideration for the Purchased Assets shall be
(a) an amount in cash equal to Two Hundred Twenty Five Million Dollars ($225,000,000) (the "PURCHASE PRICE"), subject to adjustment as provided in SECTIONS 3.4, 3.5 and 3.6, and (b) the assumption of the Assumed Liabilities."

         2. AMENDMENT TO SECTION 3.3. Section 3.3 of the Agreement is hereby deleted in its entirety and the following is hereby substituted in place thereof:




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                  "3.3 PAYMENT OF PURCHASE PRICE. On the Closing Date, Purchaser
shall pay to Sellers, by wire transfer of immediately available funds into an account designated by Parent, the Purchase Price (less the Escrowed Funds), as adjusted in accordance with SECTIONS 3.4 and 3.6."

         3. AMENDMENT TO SECTION 3.4(C). Section 3.4(c) of the Agreement is hereby amended by adding the following new sentence immediately prior to the first sentence of Section 3.4(c):

                  Pursuant to the Assumption and Assignment Order, the Radius Restrictions with respect to certain of the Real Property Leases set forth on
SCHEDULE 3.4(C) have been waived, and provided such waiver remains in full force and effect, no Radius Adjustment Amount with respect to such Real Property Leases will be due or placed into the Real Property Escrow at Closing.

         4. NEW SECTION 3.6. Article III of the Agreement is hereby amended by adding the following new Section 3.6 after Section 3.5:

                  "3.6     REAL PROPERTY PRORATIONS.

                           (a) Sellers agree to pay all rent (including
additional rent) due on the Real Property Leases on a timely basis to the lessors thereunder. All such rent paid by any Seller for the month that the Closing occurs with respect to the Real Property Leases shall be apportioned between Sellers and Purchaser as of the Effective Time, and Purchaser shall pay to Sellers its portion of such rent at the Closing in addition to the Purchase Price.

                           (b) At the Closing, the Purchase Price shall be
reduced by $575,000, which amount shall be Sellers' entire Liability with respect to any and all year-end reconciliations in connection with the Real Property Leases for the calendar year 2004 (and, with respect to percentage rent, the applicable fiscal year for the period in which the Closing occurs), including, without limitation, amounts attributable to common area maintenance, trash removal, real estate Taxes and fiscal year percentage rent payments ("YEAR-END ADJUSTMENTS"), and Sellers shall have no further Liability with respect thereto. To the extent there is any overlap between the Taxes covered under this SECTION 3.6(B) and SECTION 12.2, this SECTION 3.6(B) shall control and Sellers shall have no further Liability with respect to such Taxes for the calendar year 2004 which are Year-End Adjustments."

         5. AMENDMENT TO SECTION 4.4(A). Section 4.4(a) of the Agreement is hereby deleted in its entirety and the following is hereby substituted in place thereof:

                  "(a) by Purchaser or Sellers, if the Closing shall not have occurred by the close of business on July 3, 2004 (the "TERMINATION DATE"); PROVIDED, HOWEVER, that, if the Closing shall not have occurred due to the failure of the Bankruptcy Court to enter the Sale Order and if all other conditions to the respective obligations of the Parties to close hereunder that are capable of being fulfilled by the Termination Date shall have been so fulfilled or waived, then no Party may terminate this Agreement prior to July 15, 2004; PROVIDED, FURTHER, that if the Closing shall not have occurred on or


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before the Termination Date due to a material breach of any representations, warranties, covenants or agreements contained in this Agreement by Purchaser or Sellers, then the breaching party may not terminate this Agreement pursuant to this SECTION 4.4(A);"

         6. AMENDMENT TO SECTION 7.2. Section 7.2 of the Agreement is hereby deleted in its entirety and the following is hereby substituted in place thereof:

                  "This Agreement is subject to approval by the Bankruptcy Court and, if required by the Bankruptcy Court, the consideration by Sellers of higher or better competing bids (each a "COMPETING BID"); PROVIDED, HOWEVER, that any Seller may enter into any agreement for the sale, lease, transfer or disposition of any of the Purchased Assets or any portion of the Business whose consummation is contingent upon the termination of this Agreement and any such transaction shall not be deemed a Competing Bid (a "CONTINGENT TRANSACTION"), but in no event will acceptance by Sellers of any Contingent Transaction relieve Sellers of their obligation to consummate the transactions contemplated hereunder. Except as may be required by the Bankruptcy Court or with respect to a Contingent Transaction, from the date hereof and until the transaction contemplated by this Agreement is consummated, Sellers shall not, and shall cause their representatives and Affiliates not to, initiate contact with, solicit or encourage submission of any inquiries, proposals or offers by, any Person (other than Purchaser and its Affiliates, agents and representatives) in connection with any sale or other disposition of the Purchased Assets. Sellers shall be permitted and have the responsibility and obligation to respond to any inquiries or offers to purchase all or any part of the Purchased Assets and perform any and all other acts related thereto which are required under the Bankruptcy Code or other applicable law, including, without limitation, supplying information relating to the Business and the assets of Sellers to prospective purchasers. Sellers shall promptly notify Purchaser of the existence of any Competing Bid or Contingent Transaction received by Sellers after the date hereof and Sellers shall communicate to Purchaser the material terms of any such Competing Bid or Contingent Transaction but not the identity of the party making such Competing Bid or Contingent Transaction."

         7. MISCELLANEOUS. The provisions of Article XIII ("Miscellaneous") of the Agreement shall apply to this Amendment as if such provisions were set out herein in full and as if each reference therein to "this Agreement" included a reference to this Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]








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         IN WITNESS WHEREOF, the undersigned have executed this First Amendment to the Agreement as of the date first written above.


PURCHASERS:


FL SPECIALTY OPERATIONS LLC


By:  /S/ BRUCE L. HARTMAN
     ------------------------
     Name: Bruce L. Hartman
     Title: Executive Vice President


FL RETAIL OPERATIONS LLC


By:  /S/ BRUCE L. HARTMAN
     ------------------------
     Name: Bruce L. Hartman
     Title: Executive Vice President


FOOT LOCKER STORES, INC.


By:  /S/ BRUCE L. HARTMAN
     ------------------------
     Name: Bruce L. Hartman
     Title: Executive Vice President


FOOT LOCKER RETAIL, INC.


By:  /S/ BRUCE L. HARTMAN
     ------------------------
     Name: Bruce L. Hartman
     Title: Executive Vice President


FOOT LOCKER, INC. (solely for purposes of SECTIONS 6.6, 6.8, 6.9, and
                   13.10 of the Agreement)


By:  /S/ BRUCE L. HARTMAN
     ------------------------
     Name: Bruce L. Hartman
     Title: Executive Vice President





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SELLERS:

FOOTSTAR, INC.


By:  /S/ STEPHEN R. WILSON
     ------------------------
     Name:  Stephen R. Wilson
     Title:  Executive Vice President


FOOTSTAR CORPORATION


By:  /S/ STEPHEN R. WILSON
     ------------------------
     Name:  Stephen R. Wilson
     Title:  Executive Vice President

























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1162 VALLA LINDA MALL FOOTACTION, INC.
125TH FOOTACTION, INC.
164 NORTH STAR MALL FOOTACTION, INC.
305 NORTHLINE MALL FOOTACTION, INC.
34TH STREET FOOTACTION, INC.
63RD & WESTERN FOOTACTION, INC.
83 CENTRAL MALL FOOTACTION, INC.
87TH AND COTTAGE GROVE FOOTACTION, INC.
ALA MOANA FOOTACTION, INC.
ALBANY MALL FOOTACTION, INC.
ALEXANDRIA MALL FOOTACTION, INC.
ALMEDA FOOTACTION, INC.
ANDERSON FOOTACTION, INC.
ANIMAS MALL FOOTACTION, INC.
ANNAPOLIS MALL FOOTACTION, INC.
APACHE-MINNESOTA THOM MCAN, INC.
ARSENAL FOOTACTION, INC.
ATHLETIC CENTER, INC.
AUGUSTA MALL FOOTACTION, INC.
AURORA FOOTACTION, INC.
AVENTURA FAN CLUB, INC.
BAKERSFIELD FOOTACTION, INC.
BALDWIN HILLS FOOTACTION, INC.
BATON ROUGE FOOTACTION, INC.
BAY PLAZA FOOTACTION, INC
BEL AIR MALL FOOTACTION, INC.
BEL-AIR CENTER FOOTACTION, INC.
BERGEN FOOTACTION, INC.
BERKLEY MALL FOOTACTION, INC.
BONITA FAN CLUB, INC.
BONITA LAKES FOOTACTION, INC.
BOSSIER MALL FOOTACTION, INC.
BOULEVARD MALL FAN CLUB, INC.
BOULEVARD MALL FOOTACTION, INC.
BOYNTON BEACH FOOTACTION, INC.
BRAINTREE FOOTACTION, INC.
BRAZOS MALL FOOTACTION, INC.
BRICKYARD MALL FOOTACTION, INC.
BROAD STREET FOOTACTION, INC.
BROWARD MALL FOOTACTION, INC.
BRUNSWICK SQUARE FOOTACTION, INC.
BURLINGTON CENTER (N.J.) FOOTACTION, INC.
CAMBRIDGE GALLERIA FAN CLUB, INC.
CANAL AND BOURBON ST. FOOTACTION, INC.
CANTERBURY SQUARE FOOTACTION, INC.
CAPITAL CENTRE FOOTACTION, INC.




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CARLSBAD FAN CLUB, INC.
CAROLINA EAST FOOTACTION, INC.
CAROUSAL CENTER FOOTACTION, INC.
CARSON MALL FAN CLUB, INC.
CARY FOOTACTION, INC.
CENTURY FOOTACTION, INC.
CHARLESTON FOOTACTION, INC.
CHARLOTTESVILLE FASHION SQ. FOOTACTION, INC.
CHATHAM RIDGE FOOTACTION, INC.
CHERRY HILL FOOTACTION, INC.
CHRISTIANA FOOTACTION, INC.
CHULA VISTA FAN CLUB, INC.
CIELO VISTA MALL FOOTACTION, INC.
CITADEL MALL FOOTACTION, INC.
CITY PLACE LONG BEACH FOOTACTION, INC.
CITY PLACE SILVER SPRINGS FOOTACTION, INC.
CODDINGTOWN FOOTACTION, INC.
COLISEUM-HAMPTON FOOTACTION, INC.
COLONIAL HEIGHTS FOOTACTION, INC.
COLUMBIA CENTER FOOTACTION, INC.
COLUMBIA FOOTACTION, INC.
COLUMBIA MALL FOOTACTION, INC.
COLUMBUS FAN CLUB, INC.
CORAL SQUARE FOOTACTION, INC.
CORTANA FOOTACTION, INC.
COVINA (CAL.) FOOTACTION, INC.
CRABTREE VALLEY FOOTACTION, INC.
CROSS COUNTY (N.Y.) FAN CLUB, INC.
CROSS CREEK MALL FOOTACTION, INC.
CROSSROADS CENTER FOOTACTION, INC.
CROSSROADS FOOTACTION, INC.
CT POST FAN CLUB, INC.
CUMBERLAND FOOTACTION, INC.
CUMBERLAND MALL FOOTACTION, INC.
CUTLER RIDGE MALL FOOTACTION, INC.
DARTMOUTH FAN CLUB, INC.
DEDHAM MALL FAN CLUB, INC.
DEERBROOK MALL FOOTACTION, INC.
DEL AMO FAN CLUB, INC.
DEPTFORD FOOTACTION, INC.
DEPTFORD OPEN COUNTRY, INC.
DESOTO SQUARE MALL FOOTACTION, INC.
DOLPHIN MALL FOOTACTION, INC.
DOVER MALL FOOTACTION, INC.
EAGLE ROCK PLAZA FOOTACTION, INC.
EAST TOWNE MALL FOOTACTION, INC.




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EASTFIELD OPEN COUNTRY, INC.
EASTLAND MALL FOOTACTION, INC.
EASTLAND-COLUMBUS FOOTACTION, INC.
EASTPOINT MALL FOOTACTION, INC.
EASTRIDGE FAN CLUB, INC.
EASTRIDGE MALL FOOTACTION, INC.
EATONTOWN OPEN COUNTRY, INC.
ELIZABETH FOOTACTION, INC.
EMERALD SQUARE FOOTACTION, INC.
FA HQ, INC.
FAIR OAKS FOOTACTION, INC.
FAIRFIELD COMMONS FAN CLUB, INC.
FAIRGROUNDS SQ. FOOTACTION, INC.
FAIRLANE FOOTACTION, INC.
FAIRLANE MEADOWS FOOTACTION, INC.
FIESTA FOOTACTION, INC.
FIRST COLONY FOOTACTION, INC
FLORIDA MALL FOOTACTION, INC.
FLORIN CENTER FOOTACTION, INC.
FOOTACTION CENTER, INC
FOOTACTION GULFGATE MALL, INC.
FORD CITY FOOTACTION, INC.
FOREST HILLS FOOTACTION, INC.
FOREST VILLAGE PARK FOOTACTION, INC.
FOUR SEASONS FOOTACTION, INC.
FOX HILLS (CAL.) FAN CLUB, INC.
FREEDOM MALL FOOTACTION, INC.
FRESNO FAN CLUB, INC.
FULTON FOOTACTION, INC.
GADSDEN MALL FOOTACTION, INC.
GENTILLY WOODS FOOTACTION, INC.
GETTY SQUARE FOOTACTION, INC.
GLENDALE CENTER FOOTACTION, INC.
GLENDALE GALLERIA FOOTACTION, INC.
GOLDEN EAST CROSSING FOOTATION, INC.
GRAND AVENUE FOOTACTION, INC.
GRANGER FOOTACTION, INC.
GRANITE RUN FAN CLUB, INC.
GREECE TOWN MALL FAN CLUB, INC.
GREEN ACRES OPEN COUNTRY, INC.
GREENBRIAR MALL FOOTACTION, INC.
GREENSPOINT FOOTACTION, INC.
GURNEE MILLS FAN CLUB, INC.
HALLWOOD FOOTACTION, INC.
HAMILTON FAN CLUB, INC.
HAMILTON PLACE FOOTACTION, INC.


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


HAMTRAMCK FOOTACTION, INC.
HANES MALL FOOTACTION, INC.
HANFORD FAN CLUB, INC.
HARLEM-IRVING FOOTACTION, INC.
HARPER WOODS FOOTACTION, INC.
HARRISBURG EAST FOOTACTION, INC.
HATTISBURG FOOTACTION, INC.
HAYWOOD FOOTACTION, INC.
HICKORY HOLLOW MALL FOOTACTION, INC.
HICKORY RIDGE MALL FOOTACTION, INC.
HIGHLAND MALL FOOTACTION, INC.
HIGHLAND PARK FOOTACTION, INC.
HILLTOP FOOTACTION, INC.
HOMIGUERO FOOTACTION, INC
HUDSON MALL FOOTACTION, INC.
HULEN FOOTACTION, INC.
INDEPENDENCE CENTER FOOTACTION, INC.
INDEPENDENCE MALL FOOTACTION, INC.
INGRAM PARK FOOTACTION, INC.
IRVING FOOTACTION, INC.
IVERSON MALL FOOTACTION, INC.
JACKSONVILLE MALL FOOTACTION, INC.
JEFFERSON FOOTACTION, INC.
JESSAMINE FOOTACTION, INC.
KENNER FOOTACTION, INC.
KENWOOD FOOTACTION, INC.
KILLEEN MALL FOOTACTION, INC.
KINGS PLAZA FAN CLUB, INC.
LA PLAZA MALL FOOTACTION, INC.
LADERA CENTER FOOTACTION, INC.
LAKEFOREST FAN CLUB, INC.
LAKELAND SQUARE FOOTACTION, INC.
LAKEWOOD FAN CLUB, INC.
LAUREL CENTRE FOOTACTION, INC.
LAWNDALE PLAZA FOOTACTION, INC.
LINCOLN PARK FOOTACTION, INC.
LLOYD CENTER FAN CLUB, INC.
LONGVIEW FOOTACTION, INC.
LUFKIN FOOTACTION INC.
MACOMB MALL FOOTACTION, INC.
MACON MALL FOOTACTION, INC.
MADISON SQUARE MALL FOOTACTION, INC.
MAGNOLIA MALL FOOTACTION, INC.
MAINLAND MALL FOOTACTION, INC.
MALL @ BARNES CROSSING FOOTACTION, INC.
MALL AT 163RD ST. FOOTACTION, INC.



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MALL DE AGUILAS FOOTACTION, INC.
MALL OF ABILENE FOOTACTION, INC.
MALL OF AMERICA FAN CLUB, INC.
MALL OF AMERICAS FOOTACTION, INC.
MALL ST. VINCENT FOOTACTION, INC.
MANASSAS FOOTACTION
MARKET CENTER FOOTACTION, INC.
MARKETPLACE AT HOLLYWOOD FOOTACTION, INC.
MCCREELESS MALL FOOTACTION, INC.
MD., WHEATON FOOTACTION, INC.
MEDIA CITY FAN CLUB, INC.
MELBOURNE SQUARE FAN CLUB, INC.
MENLO PARK FAN CLUB, INC.
MENLO PARK THOM MCAN, INC.
MERCED MALL FOOTACTION, INC.
MERRITT ISLAND FOOTACTION. INC.
MESILLA VALLEY MALL FOOTACTION, INC.
METRO NORTH FOOTACTION, INC.
METROCENTER MALL FOOTACTION, INC.
MIAMI FLAGLER FOOTACTION, INC.
MIAMI INTERNATIONAL FAN CLUB, INC.
MIDLAND PARK FOOTACTION, INC.
MILITARY CIRCLE FOOTACTION, INC.
MONDAWMIN FOOTACTION, INC.
MONTEBELLO FAN CLUB, INC.
MONTGOMERY MALL FOOTACTION, INC.
MT. BERRY SQUARE FOOTACTION, INC,
NEWBURGH MALL FOOTACTION, INC.
NEWPORT CENTER FAN CLUB, INC.
NEWPORT CITY THOM MCAN, INC
NORTH EAST FOOTACTION, INC.
NORTH MILWAUKEE AVENUE FOOTACTION, INC.
NORTH RIVERSIDE FAN CLUB, INC.
NORTH SHORE FOOTACTION, INC.
NORTHGATE - DURHAM FOOTACTION, INC.
NORTHGATE - SEATTLE OPEN COUNTRY, INC.
NORTHGATE FOOTACTION, INC.
NORTHLAND CENTER FOOTACTION, INC.
NORTHWEST FOOTACTION, INC.
NORTHWEST MALL FOOTACTION, INC.
NORTHWOODS MALL FOOTACTION, INC.
OAK HOLLOW FOOTACTION, INC.
OAK PARK FOOTACTION, INC.
OAKWOOD FOOTACTION, INC.
OCALA FOOTACTION, INC.
OCEAN COUNTY MALL FOOTACTION, INC.


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OGLETHORPE FOOTACTION, INC.
OLD HICKORY MALL FOOTACTION, INC.
ORANGE PARK (FLA.) FOOTACTION, INC.
OXFORD VALLEY MALL FOOTACTION, INC.
PADRE FOOTACTION, INC.
PALM BEACH FOOTACTION, INC.
PARKCHESTER FOOTACTION, INC.
PARKDALE MALL FOOTACTION, INC.
PASADENA TOWNE SQUARE FOOTACTION, INC.
PATERSON MAIN FOOTACTION, INC.
PEARLRIDGE FOOTACTION, INC.
PECANLAND MALL FOOTACTION, INC.
PEMBROKE LAKES FOOTACTION, INC.
PERMIAN MALL FOOTACTION, INC.
PICO RIVERA FOOTACTION, INC.
PINE BLUFF FOOTACTION, INC.
PLAZA DEL CARIBE FOOTACTION, INC.
POST OAK MALL FOOTACTION, INC.
PRIEN LAKE FOOTACTION, INC.
PRINCE GEORGE'S FOOTACTION, INC.
PROVIDENCE COUNTY FAN CLUB, INC.
PUENTE HILLS FOOTACTION, INC.
QUAKER BRIDGE OPEN COUNTRY, INC.
RACEWAY FAN CLUB, INC.
RANDALL PARK FOOTACTION, INC.
REDONDO BEACH FOOTACTION, INC.
REGENCY SQUARE FOOTACTION, INC.
RICHLAND MALL FOOTACTION, INC.
RIO-WEST MALL FOOTACTION, INC.
RIVER CENTER FOOTACTION, INC.
RIVER RIDGE MALL FOOTACTION, INC.
RIVERCHASE FOOTACTION, INC.
RIVERGATE MALL FOOTACTION, INC.
ROCK HILL MALL FOOTACTION, INC.
ROLLING ACRES OPEN COUNTRY, INC.
ROOSEVELT FIELD OPEN COUNTRY, INC.
ROOSEVELT MALL (PA) FOOTACTION, INC.
SAN CADOS FOOTACTION, INC.
SAN JACINTO FOOTACTION, INC.
SAN LEANDRO FOOTACTION, INC.
SANTA ANITA FAN CLUB, INC.
SAWGRASS FAN CLUB, INC.
SECURITY SQUARE MALL FOOTACTION, INC.
SEMINARY SOUTH FOOTACTION, INC.
SERRAMONTE FOOTACTION, INC.
SHANNON FOOTACTION, INC.



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SHARPSTOWN CENTER FOOTACTION, INC.
SIGNAL HILL MALL FOOTACTION, INC.
SOLANO FOOTACTION, INC.
SOUTH PARK MALL FOOTACTION, INC.
SOUTH PLAINS FOOTACTION, INC.
SOUTH SHORE FOOTACTION, INC.
SOUTHERN PARK FOOTACTION, INC.
SOUTHLAKE MALL FOOTACTION, INC.
SOUTHLAND TERRACE FOOTACTION, INC.
SOUTHLAND-HAYWARD FOOTACTION, INC.
SOUTHRIDGE FOOTACTION, INC.
SOUTHWEST CENTER FOOTACTION, INC.
SPRINGFIELD MALL FOOTACTION, INC.
SQUARE ONE FOOTACTION, INC.
ST. CLAIR FOOTACTION, INC.
ST. LOUIS CENTER FOOTACTION, INC.
STATEN ISLAND FAN CLUB, INC.
STEAMTOWN FOOTACTION, INC.
STONY BROOK FOOTACTION, INC.
SUMMIT PLACE FAN CLUB, INC.
SUNRISE FOOTACTION, INC.
TACOMA MALL FOOTACTION, INC.
TANGLEWOOD MALL R#14 FOOTACTION, INC.
TAYLOR TOWNSHIP FOOTACTION, INC
TEMPLE FOOTACTION, INC.
THE LANDINGS FOOTACTION, INC.
THE MEADOWS FAN CLUB, INC.
THE PARKS FOOTACTION, INC.
THE PLAZA FOOTACTION, INC.
THE VILLAGE FOOTACTION, INC.
TOWER CENTER FOOTACTION, INC.
TOWN EAST FOOTACTION, INC.
TREASURE COAST MALL FOOTACTION, INC.
TRI-COUNTY FOOTACTION, INC.
TROY FOOTACTION, INC.
TRUMBULL PARK FAN CLUB, INC.
TUCSON MALL FOOTACTION, INC.
TUKWILA OPEN COUNTRY, INC.
TULSA PROMENADE FOOTACTION, INC.
TWIN RIVERS MALL FOOTACTION, INC.
TYLER MALL FAN CLUB, INC.
TYRONE SQUARE FOOTACTION, INC.
UNIVERSITY FOOTACTION, INC.
UPPER DARBY FOOTACTION, INC.
VALLEY HILLS FOOTACTION, INC.
VALLEY VIEW SHOPPING CTR. FOOTACTION, INC.




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VILLAGE MALL FOOTACTION, INC.
VINTAGE FAIRE FOOTACTION, INC.
VIRGINIA CENTER COMMONS FOOTACTION, INC.
W. MIFFLIN FOOTACTION, INC.
WARNER ROBINS GALLERIA FOOTACTION, INC.
WASHINGTON SQUARE FOOTACTION, INC.
WASHINGTON STREET FAN CLUB, INC.
WEST END MALL FOOTACTION, INC.
WEST OAKS FOOTACTION, INC.
WEST OAKS FOOTACTION, INC.
WEST TOWNE FOOTACTION, INC.
WESTERN HILLS FOOTACTION, INC.
WESTFARMS OPEN COUNTRY, INC.
WESTGATE FAN CLUB, INC.
WESTGATE FOOTACTION, INC.
WESTGATE MALL FOOTACTION, INC.
WESTLAND-HAILEAH FAN CLUB, INC.
WHITE MARSH OPEN COUNTRY, INC.
WHITE PLAINS GALLERIA FOOTACTION, INC.
WILLOWBROOK MALL FOOTACTION, INC.
WIREGRASS COMMONS FOOTACTION, INC.
WOODLAND HILLS FOOTACTION, INC.
WRIGLEY MARKETPLACE FOOTACTION, INC.


By:  /S/ STEPHEN R. WILSON
     -----------------------
     Name:  Stephen R. Wilson
     Title:  Authorized Signatory

















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